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                                                                   EXHIBIT 10.11

                     Resolution of the Board of Directors
                         adopted on December 13, 1994
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     RESOLVED, that, effective as of January 1, 1995, directors of the
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Corporation shall no longer receive cash fees for attendance at more than ten
Board and Committee meetings.